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Exhibit 10.6

AMENDMENT TO INDEMNIFICATION AGREEMENT

        This AMENDMENT NO. 1 to the Indemnification Agreement (this "Amendment") dated February 26, 2001 (the "Agreement") is entered into as of August 30, 2002 by and between JAMDAT Mobile Inc., a Delaware corporation (the "Company") and the Indemnitees listed on the signature pages hereto (individually, as "Indemnitee" and collectively as "Indemnitees"). All terms used herein but not defined herein shall have the meanings set forth in the Agreement.

        A. The parties desire to amend the Agreement to desire to amend the Agreement to provide indemnification for additional persons serving as directors of the Company.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, the parties hereto, intending to be legally bound, hereby agree as follows:

  1.
  Section 18 of the Agreement is hereby amended in its entirety to read as follows:

          "No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by the parties to be bound thereby. Notice of same shall be provided to all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. Notwithstanding the foregoing, the Company may from time to time add additional parties as Indemnities under the Agreement by the execution and delivery of additional signature pages to the Agreement with such additional Indemnitees."

  2.
  This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

  3.
  Except as and to the extent amended by this Amendment, the Agreement is hereby ratified, confirmed and approved and remains in full force and effect in accordance with its terms.

  4.
  This Amendment may be executed in any number of counterparts or facsimiles, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

        IN WITNESS WHEREOF, each party hereto has caused this Amendment to be signed by its officer thereunto duly authorized as of the date first above written.

COMPANY:
JAMDAT MOBILE INC., a Delaware corporation
By:	/s/ CRAIG GATARZ Craig Gatarz Chief Operating Officer and General Counsel
INDEMNITEES:
/s/ MITCH LASKY Mitch Lasky
/s/ SANGAM PANT Sangam Pant
/s/ PAUL VAIS Paul Vais
/s/ TED SCHELL Ted Schell
/s/ NEERAJ BHARADWAJ Neeraj Bharadwaj
APAX EXCELSIOR VI, L.P.
By:	Apax Excelsior VI Partners, L.P. Its General Partner
By:	Patricof & Co. Managers, Inc. Its General Partner
By:	/s/ PAUL VAIS Name: Title:
Address: 445 Park Avenue New York, NY 10022

[SIGNATURE PAGE TO JAMDAT MOBILE INC.
AMENDMENT TO INDEMNIFICATION AGREEMENT]

APAX EXCELSIOR VI-A C.V. L.P.
By:	Apax Excelsior VI Partners, L.P. Its General Partner
By:	Patricof & Co. Managers, Inc. Its General Partner
By:	/s/ PAUL VAIS Name: Title:
Address: 445 Park Avenue New York, NY 10022
APAX EXCELSIOR VI-B C.V. L.P.
By:	Apax Excelsior VI Partners, L.P. Its General Partner
By:	Patricof & Co. Managers, Inc. Its General Partner
By:	/s/ PAUL VAIS Name: Title:
Address: 445 Park Avenue New York, NY 10022
PATRICOF PRIVATE INVESTMENT CLUB III, L.P.
By:	Apax Excelsior VI Partners, L.P. Its General Partner
By:	Patricof & Co. Managers, Inc. Its General Partner
By:	/s/ PAUL VAIS Name: Title:
Address: 445 Park Avenue New York, NY 10022

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AMENDMENT TO INDEMNIFICATION AGREEMENT